Exhibit 10.3

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into on October 7, 2025, by and between Prestige Wealth Inc., a Cayman Islands exempted company (the “Issuer”), and the undersigned investor (“Subscriber”).

WHEREAS, the Issuer and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, Subscriber desires to purchase and the Issuer desires to issue and sell, upon the terms and conditions set forth in this Agreement, securities of the Issuer as more fully described in this Agreement; and

WHEREAS, the consummation of the Subscription (as defined below) is contemplated to occur subject to and conditional upon both (i) the offer and sale by certain existing shareholders of the Issuer to Kiara Capital Holding Limited of Class A Ordinary Shares of the Issuer, par value $0.000625 per share (the “Class A Ordinary Shares”) and Class B Ordinary Shares of the Issuer, par value $0.000625 per share (the “Class B Ordinary Shares” and, together with Class A Ordinary Shares, collectively the “Ordinary Shares”) held by such existing shareholders (the “Secondary Purchase”) pursuant to that certain securities purchase agreement to be entered on or about the date hereof between Kiara Capital Holding Limited and such existing shareholders named therein (the “Secondary Purchase Agreement”) and (ii) the offer and sale by the Issuer to certain accredited investors (within the meaning of Rule 501(a) under the Securities Act) of Ordinary Shares or pre-funded warrants to purchase Ordinary Shares in lieu thereof, and warrants to purchase Ordinary Shares (the “PIPE Financing” and, together with the Subscription and the Secondary Purchase, the “Contemplated Transactions”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price (as defined below), (i) such number of Class B Ordinary Shares as set forth on Subscriber’s signature page hereto (the “Acquired Shares”) for a purchase price of $0.225 per share (the “Share Purchase Price”), and (ii) a warrant to purchase such number of Class B Ordinary Shares (the “Warrant Shares”) substantially in the form attached hereto as Exhibit A (the “Warrant” and, together with the Acquired Shares, the “Acquired Securities”) as set forth on Subscriber’s signature page hereto, with an exercise price equal to $0.01 per Warrant Share (the “Warrant Exercise Price” and, the aggregate purchase price set forth on Subscriber’s signature page hereto for the Acquired Securities, the “Purchase Price”) (such subscription and issuance, the “Subscription”).

2. Closing.

a. Subject to the satisfaction or waiver of the conditions set forth in Sections 2.d and 2.e (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing), the closing of the Subscription contemplated hereby (the “Closing”) shall take place remotely via telephone or video conference or in such other manner or at such other date, time and place as the Issuer and Subscriber mutually agree in writing (such date, the “Closing Date”). For the avoidance of doubt, the Subscription, the Secondary Purchase and the PIPE Financing shall be considered part of an integrated transaction and the Closing shall not occur or be valid unless all of the Subscription, the Secondary Purchase and the PIPE Financing are completed together at the Closing.

b. On or prior to 4:00 p.m. New York City time on October 8, 2025 (the “Escrow Payment Deadline”), Subscriber shall pay the Purchase Price in cash by wire transfer of U.S. dollars in immediately available funds in accordance with wire instructions provided by the Issuer to Subscriber into an escrow account established pursuant to that certain escrow agreement by and among the Issuer, Antalpha Capital (HK) Limited and Odyssey Transfer and Trust Company (the “Escrow Agent Agreement”). At the Closing, the Issuer shall issue and deliver or cause to be issued and delivered to Subscriber the Acquired Securities, registered in the name of Subscriber, equal to the number of the Acquired Securities indicated on Subscriber’s signature page to this Agreement. The Issuer shall deliver or cause to be delivered to Subscriber as promptly as practicable after the Closing, evidence from the Issuer’s transfer agent or share registrar, evidencing the issuance to Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable, of Subscriber’s Acquired Securities on and as of the Closing Date.

c. Subject to the satisfaction or waiver of the conditions set forth in Sections 2.c and 2.d (other than those conditions that by their nature are to be satisfied at Closing, but without affecting the requirement that such conditions be satisfied or waived at Closing):

(i) Subscriber shall deliver to the Issuer (A) no later than the Escrow Payment Deadline, the Purchase Price for the Acquired Securities in the manner as prescribed in Section 2.b, and (B) no later than two (2) business days in advance of the Closing, any other information that is reasonably requested in the notice provided by Issuer (the “Closing Notice”) that is required in order to enable the Issuer to issue, sell and deliver the Acquired Securities, including, without limitation, the legal name of the person (or nominee) in whose name such Acquired Securities are to be delivered and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable; and

(ii) On the Closing Date, the Issuer shall issue and deliver or cause to be issued and delivered to Subscriber the Acquired Shares against and upon payment by Subscriber of the Purchase Price in book-entry form, free and clear of any Liens (other than those arising under state or federal securities laws or the currently effective third amended and restated memorandum and articles of association of the Issuer, adopted by special resolution dated on March 27, 2025 and effective from March 27, 2025 (the “Memorandum and Articles of Associations”)), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable. Each book entry for the Acquired Shares shall contain a legend in substantially the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

(iii) On the Closing Date, the Issuer shall issue and deliver or cause to be issued and delivered to Subscriber the Warrant against and upon payment by Subscriber of the Purchase Price.

d. The Issuer’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the waiver by the Issuer, of each of the following conditions:

(i) The Nasdaq Stock Market LLC (“Nasdaq”) shall not have raised any objection to the Notification Form of Listing of Additional Shares for the listing of the Conversion Shares (as defined below) (the “LAS Notice”) or the transactions contemplated hereby, the Secondary Purchase or the PIPE Financing;

(ii) the Issuer shall have received a completed copy of the “Eligibility Representations of Subscriber” questionnaire in substantially the form attached as Schedule A hereto no later than the Closing Date;

(iii) all representations and warranties of Subscriber contained in this Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined herein), which representations and warranties shall be true and correct in all respects) at and as of the Closing Date;

(iv) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(v) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription, and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(vi) the Issuer shall have received a lock-up agreement, substantially in the form attached hereto as Exhibit D, duly executed by the parties set forth on Annex 2(d)(vi) hereto; and

(vii) the consummation of the Secondary Purchase and the PIPE Financing shall have occurred concurrently.

e. Subscriber’s obligation to effect the Closing shall be subject to the satisfaction on the Closing Date, or, to the extent permitted by applicable law, the written waiver by Subscriber, of each of the following conditions:

(i) no suspension of the listing on The Nasdaq Capital Market or another national securities exchange (collectively, the “Exchange”) of the Class A Ordinary Shares shall have occurred, and the Issuer shall have filed with Nasdaq the LAS Notice and Nasdaq shall not have raised any objection to such notice or the transactions contemplated hereby, the Secondary Purchase or the PIPE Financing;

(ii) all representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects at and as of the Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date), except to the extent that such representations and warranties are qualified by the term “material” or contain term of “Material Adverse Effect”, in which case such representations and warranties shall be true and correct in all respects at and as of the Closing Date;

(iii) the Issuer shall have performed, satisfied and complied (unless waived) in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

(iv) no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) that is then in effect and has the effect of making consummation of the Subscription illegal or otherwise preventing or prohibiting consummation of the Subscription and no governmental authority shall have instituted or threatened in writing a proceeding seeking to impose any such prevention or prohibition;

(v) the Issuer shall have provided Subscriber with the wire instructions of the escrow agent that will receive the Purchase Price, on Issuer’s letterhead and executed by the Chief Executive Officer or Chief Financial Officer of the Issuer;

(vi) the Issuer shall have delivered to Subscriber a certificate duly executed by a duly appointed officer of the Issuer, dated as of the Closing Date, in form and substance reasonably satisfactory to Subscriber, certifying, respectively, (i) the Issuer’s Charter Documents (as defined below) in effect as of the Closing Date, and (ii) the resolutions duly adopted by the board of directors of the Issuer (the “Board of Directors”) authorizing and approving the Contemplated Transactions, the Contemplated Transaction Documents and the transactions and obligations contemplated thereby, which resolutions shall have been certified as true and complete, and in full force and effect without rescission, revocation, or amendment as of the Closing Date;

(vii) the Issuer shall have furnished to Subscriber a certificate, dated the Closing Date, of its Chief Executive Officer and its Chief Financial Officer stating in their respective capacities as officers of the Issuer on behalf of the Issuer and not in their individual capacities that (x) for the period from and including the date of this Agreement through and including the Closing Date, there has not occurred any Material Adverse Effect, (y) to their knowledge, after reasonable investigation, as of the Closing Date, the representations and warranties of the Issuer in this Agreement are true and correct and the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and (z) there has not been, subsequent to the date of the most recent audited financial statements included or incorporated by reference in SEC Reports (as defined below), any Material Adverse Effect in the financial position or results of operations of the Issuer, or any change or development that, singularly or in the aggregate, would reasonably be expected to involve a Material Adverse Effect, except as set forth in the SEC Reports. “Knowledge” means the actual knowledge of the officers of the Issuer;

(viii) no event or series of events that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing on the Closing Date; and

(ix) the consummation of the Secondary Purchase and the PIPE Financing shall have occurred concurrently.

f.   Prior to or at the Closing, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Agreement.

3. Issuer Representations and Warranties. Issuer represents and warrants as of the date hereof and the Closing Date, except (x) as otherwise disclosed or incorporated by reference in the Most Recent SEC Reports (as defined below) (excluding (aa) any disclosures in any “risk factors” section that do not constitute statements of fact, disclosures in any forward-looking statements disclaimers and other disclosures that are generally cautionary, predictive or forward-looking in nature, (bb) any information incorporated by reference into the Most Recent SEC Reports (other than from other Most Recent SEC Reports), or (cc) any information or disclosure subject to a confidential treatment order and not otherwise publicly available), and (y) as set forth in the Disclosure Schedules, that:

a. The Issuer and each of its Subsidiaries (as defined below) has been duly incorporated or organized, is validly existing as a corporation or other business entity under the laws of its jurisdiction of incorporation or organization and is in good standing under the laws of its jurisdiction of incorporation or organization, with requisite corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted. Neither the Issuer nor any of its Subsidiaries is in violation nor default of any of the provisions of its respective certificate or articles of incorporation, memorandum and articles of association, bylaws or other organizational or charter documents (the “Charter Documents”). Each of the Issuer and its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

For purposes of this Agreement, “Material Adverse Effect” means (a) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (b) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Issuer and the Subsidiaries, taken as a whole, or (c) a material adverse effect on the Issuer’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; provided that, with respect to clause (b), none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Material Adverse Effect: any adverse change, effect, event, occurrence, state of facts or development attributable to (i) any downturn after the date hereof in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which the Issuer and the Subsidiaries operate; (ii) the taking of any action required by this Agreement or any other Transaction Document; (iii) any change after the date hereof in applicable Laws after the date hereof; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any governmental authority affecting a national or federal government as a whole; (v) any change in the U.S. generally accepted accounting principles (“GAAP”) after the date hereof; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism directly or indirectly involving countries in which the Issuer and its Subsidiaries operate; (vii) effects arising from or relating to, following the date hereof, any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak, curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak or material worsening of such conditions threatened or existing as of the date hereof; and (ix) the failure of the Issuer and the Subsidiaries to meet or achieve the results set forth in any internal projection (provided that, this item (ix) shall not prevent a determination that any change or effect underlying such change has resulted in a Material Adverse Effect); provided further that changes, events, Occurrences or circumstances set forth in clauses (i) and (iii)-(viii) shall be taken into account to the extent they have a disproportionate effect on the Issuer and Subsidiaries relative to other participants in the industry in which the Issuer and Subsidiaries operate.

b. As of the Closing Date, the Acquired Shares will have been duly authorized and, when issued, sold and delivered to Subscriber against full payment of the Purchase Price in accordance with the terms of this Agreement, the Acquired Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s Charter Documents (as in effect at such time of issuance) or under the laws of the Cayman Islands.

c. The Class A Ordinary Shares issuable upon conversion of the Acquired Shares and Warrant Shares (the “Conversion Shares”) will have been duly authorized and reserved for issuance and, upon issuance pursuant to the terms of the Issuer’s Charter Documents, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any Liens (other than those arising under state or federal securities laws or the Memorandum and Articles of Associations), and the holder of the Conversion Shares shall be entitled to all rights accorded to a holder of Class A Ordinary Shares.

d. As of the Closing Date, the Warrant Shares will have been duly authorized and reserved for issuance and, upon issuance pursuant to the terms of the Warrant against full payment therefor in accordance with the terms of the Warrant, will be duly and validly issued, fully paid and non-assessable and will be issued free and clear of any Liens (other than those arising under state or federal securities laws or the Memorandum and Articles of Associations), and the holder of the Warrant Shares shall be entitled to all rights accorded to a holder of Class B Ordinary Shares.

e. This Agreement, the Warrant, and the Escrow Agent Agreement (collectively, the “Transaction Documents”) have been duly authorized, executed and delivered by the Issuer and the Transaction Documents constitute the valid and legally binding obligation of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

f. Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the execution and delivery of the Transaction Documents by the Issuer, and the performance by the Issuer of its obligations under the Transaction Documents, including the issuance and sale of the Acquired Securities, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or affect the validity of the Acquired Securities or the legal authority of the Issuer to comply with the terms of this Agreement or any other Transaction Document; (ii) the Charter Documents; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or affect the validity of the Acquired Securities or the legal authority of the Issuer to comply with the terms of this Agreement or any other Transaction Document.

g. There are no securities or instruments issued by or to which the Issuer is a party containing anti-dilution, price reset or similar provisions that will be triggered by the issuance of (i) the Acquired Securities, or (ii) the Class B Ordinary Shares to be issued pursuant to the Warrant, in each case, that have not been or will not be validly and irrevocably waived on or prior to the Closing Date.

h. Assuming the accuracy of Subscriber’s representations and warranties in Section 4, the Issuer is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Exchange) or other person in connection with the execution, delivery and performance by the Issuer of this Agreement (including, without limitation, the issuance of the Acquired Securities and Warrant Shares), other than (i) the filing with the Commission (of the Registration Statement (as defined below), (ii) the filings required in accordance with Section 7.n, and (iii) notifications required by Nasdaq and (iv) approval from the shareholders of the Company (the “Shareholder Approval”) of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to cover any Required Reserve Amount (as defined below).

i. Following the date on which the Shareholder Approval is received and deemed effective under the laws of the Cayman Islands (the “Shareholder Approval Date”), the Company will reserve and the Company shall continue to reserve and keep available at all times thereafter, free of preemptive rights, a sufficient number of Warrant Shares for the purpose of enabling the Company to issue the Warrant Shares pursuant to any exercise of the Ordinary Warrants (the “Required Reserve Amount”).

j. The authorized share capital of the Issuer is US$1,000,000 divided into (a) 1,440,000,000 Class A Ordinary Shares of a par value of US$ 0.000625 each, and (b) 160,000,000 Class B Ordinary Shares of a par value of US$0.000625 each. The total number of Class A Ordinary Shares and Class B Ordinary Shares issued and outstanding is 78,750,655, of which 70,346,624.2 are Class A Ordinary Shares and 8,404,030.8 are Class B Shares. Error! Reference source not found. of the Disclosure Schedules sets forth, inter alia, the name of each Subsidiary and the jurisdiction in which it is incorporated or organized, and identifies the Subsidiaries’ respective registered shareholders and their shareholding interests. The Issuer does not own or control, directly or indirectly, any interest in any Person, other than the Subsidiaries of the Issuer set forth on Error! Reference source not found. of the Disclosure Schedules. All of the equity securities of the Issuer and each Subsidiary are duly authorized, validly issued, and are fully paid and nonassessable. The shareholders and owners listed in Error! Reference source not found. of the Disclosure Schedules are the sole record holder of the shares in or charter capital of each Subsidiary, free from all Liens. Except as set forth in Error! Reference source not found. of the Disclosure Schedule, there are no shares of the Issuer reserved for future issuance pursuant to any warrants, plans, awards, instruments, arrangements or other outstanding rights or Company plans except for Class A Ordinary Shares available for issuance upon conversion of Class B Shares or as required for purposes of the Contemplated Transactions.

For purposes of this Agreement, “Subsidiary” of any Person shall mean any corporation, partnership, joint venture, limited liability company, trust or estate of or in which: (a) such Person or a Subsidiary of such Person is a general partner or (b) more than fifty percent (50%) of (i) the issued and outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors (or similar body) of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the Occurrence of any contingency), (ii) the interest in the capital or profits of such partnership, joint venture or limited liability company or (iii) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. For the avoidance of doubt, with respect to the Issuer, “Subsidiary” shall also mean any subsidiary of the Issuer as set forth on Section 3.i of the Disclosure Schedules.

k. Except as set forth in Section 3.j of the Disclosure Schedule, with respect to the Issuer and any Subsidiary (a) there are no options, warrants, calls, rights, convertible securities, commitments or agreements (which, for purposes of this Agreement, shall be deemed to include “phantom” stock or other commitments that provide any right to receive value or benefits similar to capital stock or other similar rights) of any character to which the Issuer or any Subsidiary is a party or by which the Issuer or any Subsidiary is bound obligating the Issuer or any Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock or obligating the Issuer to grant, extend or enter into any such option, warrant, call, right, commitment or agreement, (b) there are no outstanding contractual obligations of the Issuer or any other Person to repurchase, redeem or otherwise acquire any shares of capital stock of the Issuer or any Subsidiary, and (c) there are no outstanding securities of any kind convertible into or exchangeable or exercisable for the capital stock of the Issuer or any Subsidiary. There are no statutory or contractual preemptive rights or rights of first offer or refusal or similar rights with respect to any shares of capital stock of the Issuer or any Subsidiary, and there are no declared and unpaid dividends or distributions on any shares of capital stock of the Issuer or any Subsidiary. There are no securities or instruments issued by or to which the Issuer or any Subsidiary is a party containing anti-dilution or similar provisions that will be triggered by the sale and transfer of Sale Securities that have not been validly waived.

l. (a) The consolidated financial statements and notes of the Issuer contained or incorporated by reference in the SEC Reports (collectively, the “Financial Statements”) fairly and accurately present, in all material respects, the financial condition and the results of operations, changes in shareholders’ equity and cash flows of the Issuer and its Subsidiaries as of the relevant time that they relate to as at the respective dates of, and for the periods referred to in, such Financial Statements, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material to the Issuer and its Subsidiaries as of the relevant time, taken as a whole) and the absence of footnotes, and (i) were prepared in accordance with: (A) the accounting principles applied on a consistent basis during the periods involved; and (B) Regulation S-X under the Securities Act or Regulation S-K under the Securities Act, as applicable, (ii) were prepared from the books and records of the Issuer and its Subsidiaries as of the relevant time, and (iii) were prepared in good faith based upon reasonable assumptions made by the Issuer on a basis consistent with the basis employed in such books and records for the relevant periods. Other than disclosed in Section 3.k(a) of the Disclosure Schedules, the Issuer has no material off-balance sheet arrangements that are not disclosed in the Financial Statements.

(b) The Issuer and its Subsidiaries have no Liabilities of the type required to be reflected or reserved for on a balance sheet prepared in accordance with applicable accounting principles, other than Liabilities (i) set forth in or reserved against or otherwise reflected in the Financial Statements or in the notes thereto, (ii) arising in the ordinary course of business of the Issuer and its Subsidiaries since the date of the most recent balance sheet included in the Financial Statements, or (iii) incurred in connection with the transactions contemplated hereunder or the Contemplated Transactions and disclosed to Subscriber. Other than disclosed in Section 3.k(b) of the Disclosure Schedules, neither the Issuer nor any Issuer Subsidiary has any secured creditors holding a security interest. For purposes of this Section 3.k(b), “Liabilities” means all indebtedness, obligations, and other liabilities of the Issuer or a Subsidiary, as the case may be (whether known or unknown, asserted, unasserted, direct, indirect, absolute, accrued, contingent, fixed, liquidated, unliquidated or otherwise, whether due or to become due and whether or not required under the applicable accounting principles to be accrued on the financial statements of the Issuer or such Subsidiary).

(c) Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that would reasonably be expected to result in a Material Adverse Effect, (ii) the Issuer has not altered its method of accounting, (iii) the Issuer has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (iv) the Issuer has not issued any equity securities to any officer, director or affiliate, except as disclosed in Section 3.k(c) of the Disclosure Schedules. The Issuer does not have pending before the Commission any request for confidential treatment of information. Except for the Contemplated Transactions or as set forth on Section 3.k(c) of the Disclosure Schedules, no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Issuer or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Issuer under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) business day prior to the date that this representation is made.

m. Neither the Issuer nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Issuer or any Subsidiary under), nor has the Issuer or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

n. The issued and outstanding Class A Ordinary Shares are, and as of the Closing will be, registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and are listed for trading on each Exchange. The Issuer has taken no action that is designed to terminate the registration of the Class A Ordinary Shares under the Exchange Act or the listing of the Class A Ordinary Shares on the Exchange. Except as included in the SEC Reports, the Issuer has not received notice from any Exchange on which the Class A Ordinary Shares are or have been listed or quoted to the effect that the Issuer is not in compliance with the listing or maintenance requirements of such Exchange. There is no suit, action, proceeding or investigation pending or, to the knowledge of the Issuer, threatened against the Issuer by the Exchange or the Commission with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on the Exchange. The Issuer is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements, except as set forth in Section 3.u(b) of the Disclosure Schedules. The Class A Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Issuer is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

o. Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer, sale and issuance of the Acquired Securities by the Issuer to Subscriber in the manner contemplated by this Agreement. The issuance, contribution, sale and delivery of the Acquired Securities hereunder does not contravene the rules and regulations of the Exchange.

p. Neither the Issuer nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with any offer or sale of the Acquired Securities.

q. Neither the Issuer nor any Subsidiary is, and immediately after the Closing neither the Issuer nor any Subsidiary will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

r. The Issuer has not entered into any subscription agreement, side letter or other agreement with any other investor (except with respect to payment method and timing) in connection with such investor’s direct or indirect investment in the Issuer, other than (i) the Warrant, (ii) transaction documents for purposes of the Contemplated Transactions and (iii) agreements or forms thereof that have been publicly filed as exhibits to the SEC Reports via the Commission’s EDGAR system, including filings made by the Issuer.

s. The Issuer acknowledges and agrees that Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Issuer further acknowledges that Subscriber is not acting as a financial advisor or fiduciary of the Issuer (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Subscriber or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Subscriber’s purchase of the Acquired Securities. The Issuer further represents to Subscriber that the Issuer’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Issuer and its representatives.

t. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Issuer that: (i) Subscriber has not been asked by the Issuer to agree, nor has Subscriber agreed, to desist from purchasing or selling, long and/or short, securities of the Issuer, or “derivative” securities based on securities issued by the Issuer or to hold the Acquired Securities for any specified term; (ii) past or future open market or other transactions by Subscriber, specifically including, without limitation, “short sales” (as defined in Rule 200 of Regulation SHO under the Exchange Act) or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Issuer’s publicly-traded securities; (iii) Subscriber and counter-parties in “derivative” transactions to which Subscriber is a party, directly or indirectly, presently may have a “short” position in the Class A Ordinary Shares, and (iv) Subscriber shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Issuer further understands and acknowledges that (y) Subscriber may engage in hedging activities at various times during the period that the Acquired Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing shareholders’ equity interests in the Issuer at and after the time that the hedging activities are being conducted. The Issuer acknowledges that such aforementioned hedging activities do not constitute a breach of this Agreement or any of the Transaction Documents.

u. The Issuer has filed or furnished, as the case may be, all reports, statements, schedules, prospectuses, proxies, registration statements, forms and other documents required to be filed or furnished by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the twelve (12) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing or furnishment and has filed or furnished any such SEC Reports prior to the expiration of any such extension. As of their respective dates (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), the SEC Reports filed and furnished by the Issuer complied in all material respects with the requirements of the Securities Act, and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed or furnished (or, if amended or superseded by a filing prior to the Closing Date, then on the date of such filing) by the Issuer, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. All material agreements to which the Issuer or any Subsidiary is a party or to which the property or assets of the Issuer or any Subsidiary are subject are included as part of or identified in the Most Recent SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the Commission. As of the date hereof, none of the Most Recent SEC Reports are subject to ongoing review or outstanding investigation by the Commission. For purposes of this Agreement, “SEC Reports” means, collectively, each form, report, statement, schedule, prospectus, proxy, registration statement and other document, if any, filed by the Issuer with the Commission since its initial registration of the Class A Ordinary Shares, under the Securities Act and the Exchange Act, including the exhibits thereto and documents incorporated by reference therein. For purposes of this Agreement, “Most Recent SEC Reports” means the Issuer’s Annual Report on Form 20-F for the fiscal year ended September 30, 2024 or its other reports and forms filed with the Commission under Sections 12, 13, or 15(d) of the Exchange Act after September 30, 2024 and before the date of this Agreement.

v. (a) Except as disclosed in Section 3.u(a) of the Disclosure Schedules, (i) there are no pending Actions against the Issuer or any Subsidiary, or any of their properties or assets, or any of the directors, managers or officers of the Issuer or any Subsidiary with regard to their actions as such which, if determined adversely, would reasonably be expected to adversely affect the ability of the Issuer to timely consummate the Subscription or otherwise adversely affect or challenge the legality, validity, or enforceability of any of the Transaction Documents or transactions contemplated therein, or, if resolved adversely, would reasonably be expected to result in a Material Adverse Effect, (ii) there are no pending or to the Issuer’s Knowledge, threatened audit, examination, enquiry or investigation by any Governmental Authority against the Issuer or any Subsidiary, or any of their properties or assets, or any of the directors, managers or officers of the Issuer or any Subsidiary with regard to their actions as such, and no facts exist that would reasonably be expected to form the basis for any such audit, examination, enquiry or investigation; (iii) there is no pending Action or threatened Action in writing, or investigation, by the Issuer or any Subsidiary against any third party; (iv) there is no settlement or similar agreement that imposes any material ongoing obligation or restriction on the Issuer or any Subsidiary; and (v) there is no Order imposed or threatened in writing to be imposed upon any the Issuer or any Subsidiary, or any of its respective properties or assets, or any of the directors, managers or officers of the Issuer or any Subsidiary with regard to their actions as such that would, individually or in the aggregate, result in a Material Adverse Effect. Neither the Issuer nor any Subsidiary, nor any director or officer thereof, is the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Issuer, there is not pending or contemplated, any investigation by the Commission involving the Issuer or any current or former director or officer of the Issuer.

(b) Except as set forth on Section 3.u(b) of the Disclosure Schedules, there is no Action pending or, to Issuer’s Knowledge, threatened against the Issuer by the Exchange or the Commission with respect to any intention by such entity to deregister the Class A Ordinary Shares or prohibit or terminate the listing of the Class A Ordinary Shares on the Exchange. The Issuer is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements except for those with respect to bidding price deficiency. The Class A Ordinary Shares are currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Issuer is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

w. Except as forth in Section 3.v of the Disclosure Schedule, the Issuer has not paid, and are not obligated to pay, any brokerage, finder’s or other commission or similar fees in connection with the transactions contemplated by the Transaction Documents. Subscriber shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

x. None of the Issuer, any predecessor or affiliated issuer of the Issuer, any director, executive officer or other officer of the Issuer, or, to the Issuer’s knowledge, any beneficial owner of twenty percent (20%) or more of the Issuer’s issued and outstanding voting equity securities, calculated on the basis of voting power, or any promoter connected with the Issuer in any capacity (collectively, “Issuer Covered Persons”), is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3).

y. The Issuer acknowledges that there have been no representations, warranties, covenants and agreements made to Issuer by or on behalf of Subscriber, any of its respective affiliates or any of its or their control persons, officers, directors, employees, partners, agents or representatives, expressly or by implication, regarding the transactions contemplated by this Agreement other than those representations, warranties, covenants and agreements included in this Agreement (inclusive of the exhibits and schedules attached hereto).

z. The gross proceeds from the Acquired Securities contemplated by the Transaction will be utilized for working capital and general corporate purposes.

aa. No labor dispute exists or, to the knowledge of the Issuer, is threatened with respect to any of the employees of the Issuer or its Subsidiaries, which would reasonably be expected to result in a Material Adverse Effect. None of the Issuer’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Issuer or such Subsidiary, and neither the Issuer nor any of its Subsidiaries is a party to a collective bargaining agreement. No executive officer of the Issuer or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Issuer or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Issuer and its Subsidiaries are in compliance with all Applicable Laws relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

bb. The Issuer and its Subsidiaries possess all material Permits as reasonably required to conduct the business of the Issuer (“Material Permits”), and neither the Issuer nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

cc. The Issuer and its Subsidiaries have good and marketable title to their respective owned properties and assets that are necessary to the business of the Issuer and its Subsidiaries as currently conducted, in each case, free and clear of all Liens, except for Liens as do not materially affect the value of such property, taken as a whole, and do not interfere in any material respect with the use made or proposed to be made of such properties by the Issuer and its Subsidiaries, taken as a whole, and any Liens arising from Indebtedness. Any real property and facilities held under lease by the Issuer or its Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Issuer and its Subsidiaries are in compliance, except where such non-compliance would not have or reasonably be expected to have a Material Adverse Effect. “Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

dd. The Issuer and its Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Issuer nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement, except where such expiration, termination or abandonment would not have or reasonably be expected to have a Material Adverse Effect. Neither the Issuer nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim that the Intellectual Property Rights violate or infringe upon the rights of any Person. All such Intellectual Property Rights are enforceable and to the knowledge of the Issuer, there is no existing infringement by another Person of any of the Intellectual Property Rights. The Issuer and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

ee. The Issuer and its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary for companies of similar size as the Issuer in the businesses in which the Issuer and its Subsidiaries are engaged. Neither the Issuer nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

ff. None of the officers or directors of the Issuer or any Subsidiary, and none of the employees of the Issuer or any Subsidiary is presently a party to any transaction with the Issuer or any Subsidiary (other than for services as employees, officers and directors or with respect to the Contemplated Transactions), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, shareholder, member or partner, in each case in excess of $20,000 other than for (a) payment of salary or consulting fees for services rendered, (b) reimbursement for expenses incurred on behalf of the Issuer and (c) other employee benefits, including equity incentives granted under any equity incentive plan of the Issuer.

gg. The Issuer has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date. The Issuer has no knowledge that any creditors of the Issuer intend to initiate involuntary bankruptcy, insolvency, reorganization or liquidation proceedings or other Actions for relief under any bankruptcy or reorganization laws of any jurisdiction. All outstanding secured and unsecured Indebtedness of the Issuer or any Subsidiary, or for which the Issuer or any Subsidiary has commitments is set forth in the Most Recent SEC Reports. Neither the Issuer nor any Subsidiary is in default with respect to any Indebtedness.

hh. The Issuer and its Subsidiaries are in compliance in all material respects with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date. The Issuer and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (a) transactions are executed in accordance with management’s general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (c) access to assets is permitted only in accordance with management’s general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Issuer and its Subsidiaries have established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Issuer and its Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Issuer in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

ii. Except as set forth in Section 3.t of the Disclosure Schedule, the SEC Reports and in connection with this Transaction and the Contemplated Transactions, no Person has any right to cause the Issuer or any Subsidiary to effect the registration under the Securities Act of any securities of the Issuer or any Subsidiary.

jj. The Issuer and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Charter Documents or the laws of its jurisdiction of incorporation that is or could become applicable to Subscriber as a result of Subscriber and the Issuer fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Issuer’s sale, issuance and delivery of the Acquired Securities, and Subscriber’s ownership of the Acquired Securities.

kk. Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, neither the Issuer nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Acquired Securities to be integrated with prior offerings by the Issuer for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Exchange on which any of the securities of the Issuer are listed or designated.

ll. The Issuer and its Subsidiaries each (a) has made or filed all U.S. federal, state, local, and foreign tax returns, reports and declarations required by any jurisdiction in which it is subject to tax, (b) has paid all taxes and other governmental assessments and charges, and (c) has set aside on its books provisions reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes claimed to be due by the taxing authority of any jurisdiction.

mm. None of the Issuer, any Subsidiary or any agent or other person acting on behalf of the Issuer or any Subsidiary has (a) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Issuer or any Subsidiary (or made by any person acting on its behalf of which the Issuer is aware) which is in violation of law, or (d) violated in any material respect any provision of Foreign Corrupt Practices Act of 1977, as amended.

nn. The Issuer’s accounting firm is Yu Certified Public Accountant, P.C. (the “Accountant”). The Accountant (a) is a registered public accounting firm as required by the Exchange Act, (b) is independent public accountants within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States), and (c) shall express its opinion with respect to the financial statements to be included in the Issuer’s Annual Report on Form 20-F for the fiscal year ending September 30, 2025. The Accountant, whose report was included on the consolidated financial statements of the Issuer for the fiscal year ended September 30, 2024, during the periods covered of its report, was a registered public accounting firm within the meaning of the Securities Act and the Public Company Accounting Oversight Board (United States). There are no disagreements of any kind presently existing, or reasonably anticipated by the Issuer to arise, between the Issuer and the accountants formerly or presently employed by the Issuer and the Issuer is current with respect to any fees owed to its accountants which could affect the Issuer’s ability to perform any of its obligations under any of the Transaction Documents. To the knowledge of the Issuer, each of the accountants formerly or presently employed by the Issuer is not, or was not, in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002, as amended, with respect to the Issuer.

oo. The Issuer has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Issuer to facilitate the sale or resale of any of the Acquired Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Acquired Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Issuer.

pp. Each share of capital stock granted by the Issuer under the Issuer’s equity incentive plan was granted in accordance with the terms of the Issuer’s equity incentive plan and Applicable Law. The Issuer has not granted, and there is no and has been no Issuer policy or practice to grant, awards under the Issuer’s equity incentive plan prior to, or otherwise coordinate the grant of awards under the Issuer’s equity incentive plan with, the release or other public announcement of material information regarding the Issuer or its Subsidiaries or their financial results or prospects.

qq. (a) There has been no security breach or other compromise of or relating to any of the Issuer’s or any Subsidiary’s information technology and computer systems, networks, hardware, software, data (including the data of its respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of it), equipment or technology (collectively, “IT Systems and Data”) and the Issuer and its Subsidiaries have not been notified of any event or condition that would reasonably be expected to result in, any security breach or other compromise to its IT Systems and Data, except, with respect to those which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (b) the Issuer and its Subsidiaries are presently in compliance with all Applicable Law or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, have a Material Adverse Effect; (c) the Issuer and its Subsidiaries have implemented and maintained commercially reasonable safeguards to maintain and protect its material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and Data; and (d) the Issuer and its Subsidiaries have implemented backup and disaster recovery technology consistent with industry standards and practices.

rr. The Issuer and its Subsidiaries are, and at all times since January 1, 2024, in material compliance with all applicable state, federal and foreign data privacy and security laws and regulations (collectively, “Privacy Laws”). The execution, delivery and performance of the Transaction Documents will not result in a breach of any Privacy Laws or Policies. Neither the Issuer nor its Subsidiaries (i) has received written notice of any actual or potential liability of the Issuer or its Subsidiaries under, or actual or potential violation by the Issuer or its Subsidiaries of, any of the Privacy Laws since January 1, 2024; (ii) is currently conducting or paying for, in whole or in part, any investigation, remediation or other corrective action pursuant to any regulatory request or demand pursuant to any Privacy Law; or (iii) is a party to any order, decree, or agreement by or with any court or arbitrator or governmental or regulatory authority that imposed any obligation or liability under any Privacy Law.

ss. Neither the Issuer nor any Subsidiary or any director, officer, agent, employee, affiliate or representative of the Issuer or any of its Subsidiaries is an individual or entity (“Covered Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Issuer located, organized or resident in a country or territory that is the subject of Sanctions; and the Issuer will not directly or indirectly use any funds, or lend, contribute or otherwise make available such funds to any Subsidiaries, joint venture partners or other Covered Person, to fund any activities of or business with any Covered Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions or in any other manner that will result in a violation by any Covered Person (including any Covered Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

tt. The operations of the Issuer and its Subsidiaries are and have been conducted at all times in compliance with the Applicable Laws relating to anti money laundering (collectively, the “Money Laundering Laws”), and no Action involving the Issuer or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer or any Subsidiary, threatened.

4. Subscriber Representations and Warranties. Subscriber represents and warrants, as of the date hereof and the Closing Date, that:

a. Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with the requisite entity power and authority to enter into, deliver and perform its obligations under this Agreement.

b. This Agreement has been duly authorized, executed and delivered by Subscriber. This Agreement is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

c. The execution and delivery by Subscriber of this Agreement, and the performance by Subscriber of its obligations under this Agreement, including the purchase of the Acquired Securities and the consummation of the other transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of Subscriber, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of Subscriber to comply in all material respects with the terms of this Agreement; (ii) the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of Subscriber’s properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of Subscriber to comply in all material respects with this Agreement.

d. Subscriber (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, satisfying the applicable requirements set forth on Schedule A and acknowledges that the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act and similar exemptions under state law, and is an “institutional account” as defined in FINRA Rule 4512(c), (ii) is acquiring the Acquired Securities, and upon the exercise of the Warrant, will acquire the Warrant Shares issuable upon such exercise, only for its own account and not for the account of others, or if Subscriber is subscribing for the Acquired Securities as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an “accredited investor” (each as defined above) and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Acquired Securities, and upon the exercise of the Warrant, will not acquire the Warrant Shares issuable upon such exercise, with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber has completed Schedule A following the signature page hereto and the information contained therein is accurate and complete. Subscriber is not an entity formed for the specific purpose of acquiring the Acquired Securities, and upon the exercise of the Warrant, acquiring the Warrant Shares issuable upon such exercise, unless Subscriber is a newly formed entity in which all of the equity owners are accredited investors and is an “institutional account” as defined by FINRA Rule 4512(c). Accordingly, Subscriber is aware that this offering of the Acquired Securities meets the exemptions from filing under FINRA Rule 5123(b)(1)(A), (C) or (J).

e. Subscriber understands that the Acquired Securities are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Acquired Securities and Warrant Shares underlying the Warrant have not been registered under the Securities Act. Subscriber understands that the Acquired Securities and Warrant Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a Subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (iii) pursuant to Rule 144 (including Rule 144(i) thereunder) under the Securities Act; provided, that all of the applicable conditions thereof have been met, or (iv) pursuant to another applicable exemption from the registration requirements of the Securities Act (including, without limitation, a private resale pursuant to the so-called “Section 4(a)(7)”), and in each case, in accordance with any applicable securities laws of the states of the United States and other applicable jurisdictions, and that any certificates or book-entry records representing the Acquired Securities and Warrant Shares shall contain a legend to such effect. Subscriber acknowledges that the Acquired Securities and Warrant Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Acquired Securities and Warrant Shares will be subject to the foregoing transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Acquired Securities and Warrant Shares and may be required to bear the financial risk of an investment in the Acquired Securities and Warrant Shares for an indefinite period of time. Subscriber acknowledges and agrees that the Acquired Securities and Warrant Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 until at least six (6) months from the Closing Date. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Acquired Securities and Warrant Shares.

f. Subscriber’s acquisition and holding of the Acquired Securities will not constitute or result in a non-exempt prohibited transaction under section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), section 4975 of the Code, or any applicable similar law.

g. In making its decision to subscribe for and purchase the Acquired Securities, Subscriber represents that it has relied solely upon its own independent investigation, the investor presentation provided to Subscriber and the Issuer’s representations, warranties and covenants set forth in this Agreement. Subscriber acknowledges and agrees that Subscriber has received and has had the opportunity to review such information as Subscriber deems necessary in order to make an investment decision with respect to the Acquired Securities and the Issuer, including the SEC Reports, the risk factors set forth therein, a summary of risk factors set forth in Exhibit A of the subscription agreements in respect of the PIPE Financing, and certain information provided in the Issuer’s data room (provided that no risk factor disclosure or information set forth in such data room shall be deemed to qualify any representation or warranty of the Issuer contained herein). Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Acquired Securities.

h. Subscriber became aware of this offering of the Acquired Securities solely by means of direct contact between Subscriber and the Issuer or a representative of the Issuer, and the Acquired Securities were offered to Subscriber solely by direct contact between Subscriber and the Issuer or a representative of the Issuer. Subscriber did not become aware of this offering of the Acquired Securities, nor were the Acquired Securities offered to Subscriber, by any other means. Subscriber acknowledges that the Issuer represents and warrants that the Acquired Securities (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

i. Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Acquired Securities. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Acquired Securities, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Accordingly, Subscriber is aware that the offering of the Acquired Securities meets the institutional account exemptions from FINRA Rule 2111(b).

j. Subscriber represents and acknowledges that Subscriber, either alone or together with any professional advisor(s) has adequately analyzed and fully considered the risks of an investment in the Acquired Securities and determined that the Acquired Securities are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists; provided, that neither this representation nor any other representation or warranty made by Subscriber herein shall in any way limit Subscriber’s right to rely upon the Issuer’s representations, warranties and covenants contained herein.

k. Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Acquired Securities or made any findings or determination as to the fairness of an investment in the Acquired Securities.

l. The operations of Subscriber have been conducted in material compliance with the rules and regulations administered or conducted by OFAC applicable to Subscriber. Subscriber has performed due diligence necessary to reasonably determine that its beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of Sanctions, or otherwise the subject of Sanctions, except as permitted under Sanctions.

m. Subscriber is not currently (and at all times through the Closing or earlier termination of this Agreement will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) acting for the purpose of acquiring, holding, voting or disposing of equity securities of the Issuer (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any “group” consisting solely of Subscriber and one or more of its affiliates.

n. If Subscriber is or is acting on behalf of (i) an employee benefit plan that is subject to Title I of ERISA, (ii) a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code, (iii) an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement described in clauses (i) and (ii) (each, an “ERISA Plan”), or (iv) an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing clauses (i), (ii) or (iii) but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (collectively, “Similar Laws,” and together with the ERISA Plans, the “Plans”), Subscriber represents and warrants that (i) neither the Issuer nor any of its respective affiliates has provided investment advice or has otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Acquired Securities, and none of the Issuer or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision to acquire and hold the Acquired Securities, and none of the Issuer or any of its respective affiliates is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with Subscriber’s investment in the Acquired Securities and (ii) its purchase of the Acquired Securities will not result in a non-exempt prohibited transaction under section 406 of ERISA or section 4975 of the Code, or any applicable Similar Law.

o. Subscriber has, and at the Closing, will have, sufficient funds to pay the Purchase Price pursuant to Section 2.b.

5. Registration Rights.

a. The Issuer agrees to use commercially reasonable efforts to submit to or file with the Commission, as soon as reasonably practicable upon the consummation of the Subscription and in any case no later than thirty (30) calendar days following the Closing Date (the “Filing Date”) (at the Issuer’s sole cost and expense), a registration statement on Form F-3 (or Form F-1 if Form F-3 is not available) (the “Registration Statement”), registering the resale of the Registrable Securities (as defined herein), which Registration Statement may include Class A Ordinary Shares sold pursuant to the PIPE Financing and the Class A Ordinary Shares issued or issuable upon conversion of the Class B Ordinary Shares, upon exercise of warrants being purchased by Subscriber in the PIPE Financing and other Class A Ordinary Shares that Issuer may designate, and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective under the Securities Act as soon as practicable after the filing thereof and upon the earlier of (i) sixty (60) RR Business Days (as defined below) following the Filing Date if the Commission notifies the Issuer that it will “review” the Registration Statement and (ii) the 5th RR Business Day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effective Date”); provided, however, that the Issuer’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Issuer to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted under Section 5.c of this Agreement. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities to be registered for each selling stockholder named in the Registration Statement shall be reduced pro rata among all such selling stockholders. Upon notification by the Commission that the Registration Statement has been declared effective by the Commission, within two (2) RR Business Days thereafter, the Issuer shall file the final prospectus under Rule 424 of the Securities Act. The Issuer shall provide a draft of the Registration Statement to Subscriber for review at least two (2) RR Business Days in advance of filing the Registration Statement; provided, that for the avoidance of doubt, in no event shall the Issuer be required to delay or postpone the filing of such Registration Statement as a result of or in connection with Subscriber’s review. In no event shall Subscriber be identified as an underwriter in the Registration Statement unless required by the Commission; provided, that if the Commission requests that Subscriber be identified as an underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement (in which case the Issuer shall not identify Subscriber as an underwriter therein). Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effective Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 5. “Registrable Securities” means (i) Class A Ordinary Shares issued or issuable upon conversion of the Acquired Shares and the Warrant Shares issued or issuable upon the exercise of the Warrant, (ii) Class A Ordinary Shares acquired by Subscriber in the Secondary Purchase and any Class A Ordinary Shares issued or issuable upon conversion of the Class B Ordinary Shares acquired by Subscriber in the Secondary Purchase pursuant to the Secondary Purchase Agreement and (iii) any Class A Ordinary Shares issued or issuable, with respect to the Acquired Shares and the Warrant Shares as aforementioned in (i) and with respect to the Class A Ordinary Shares and Class B Ordinary Shares as aforementioned in (ii), as a result of any stock split or subdivision, stock dividend, recapitalization, exchange or similar event. “RR Business Day” means any day other than a Saturday, Sunday or day on which the Commission is closed or on which the Commission is not accepting, processing or reviewing filings.

b. In the case of the registration effected by the Issuer pursuant to this Agreement, the Issuer shall, upon reasonable request, inform Subscriber as to the status of such registration. At its expense the Issuer shall:

(i) except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (A) Subscriber ceases to hold any Registrable Securities, (B) the date all Registrable Securities held by Subscriber may be sold without restriction under Rule 144 of the Securities Act, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) or Rule 144(i)(2), as applicable, and (C) three (3) years from the Effective Date of the Registration Statement. The period of time during which the Issuer is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(ii) during the Registration Period, advise Subscriber promptly:

(1) when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

(2) of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

(3) after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(4) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(5) in accordance with Section 5.c of this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, any Registration Statement does not contain an untrue statement of a material fact or does not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or any prospectus does not include an untrue statement of a material fact or does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer, any of its affiliates or any other Person, unless the Issuer has notified Investor of the existence of such an event (without providing material, nonpublic information about the specific nature of such event) and obtained the written consent of the Investor to receive such information;

(iii) during the Registration Period, use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(iv) during the Registration Period, upon the occurrence of any event contemplated above, except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(v) during the Registration Period, use its commercially reasonable efforts (y) to remain listed on each Exchange and to cause all Registrable Securities to be listed on each securities exchange or market, if any, on which the Class A Ordinary Shares issued by the Issuer have been listed and (z) to timely comply in all material respects with the Issuer’s reporting, filing and other obligations under the rules and regulations of the Commission and each Exchange;

(vi) during the Registration Period, use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby and, for so long as Subscriber holds Registrable Securities, to enable Subscriber to sell the Registrable Securities under Rule 144; and

(vii) subject to receipt from Subscriber by the Issuer or its transfer agent of customary representations and other customary documentation reasonably acceptable to the Issuer and the transfer agent in connection therewith, Subscriber may request that the Issuer remove, and the Issuer shall cause to be removed, any legend from the book entry position(s) or certificate(s) evidencing its Registrable Securities at any time that such Registrable Securities (A) are subject to or have been or are about to be sold or transferred pursuant to, an effective registration statement (including a registration statement filed under this Agreement); (B) have been or are about to be sold pursuant to Rule 144; or (C) may be sold pursuant to Rule 144 without restriction on the volume or manner of sale and without the requirement for the Issuer to be in compliance with the current public information requirement under Rule 144 (or any similar provision then in force under the Securities Act). If required by the Issuer’s transfer agent, the Issuer shall cause its counsel to deliver to such transfer agent an opinion of counsel to the effect that the removal of restrictive legends in such circumstances may be effected under the Securities Act. If restrictive legends are no longer required for such Registrable Securities pursuant to the foregoing, the Issuer shall, in accordance with the provisions of this Section 5 and within two (2) business days of any request therefor from Subscriber accompanied by such customary and reasonably acceptable representations and other documentation referred to above establishing that restrictive legends are no longer required, deliver to the transfer agent irrevocable instructions that the transfer agent shall make a new, unlegended entry for such book entry Registrable Securities. The Issuer shall be responsible for the fees of its transfer agent and all Depository Trust Company fees associated with such issuance

c. Notwithstanding anything to the contrary in this Agreement, the Issuer shall be entitled to delay or postpone the filing or effectiveness of the Registration Statement, and, from time to time, to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness or use thereof, if it determines that the negotiation or consummation of a transaction by the Issuer or its Subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Board of Directors reasonably believes, upon the advice of outside legal counsel, would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer, upon the advice of outside legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements or is otherwise necessary for the Registration Statement to not contain a material misstatement or omission (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the effectiveness or use of the Registration Statement on more than one (1) occasion for more than sixty (60) calendar days total calendar days during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event (which notice shall not contain material, nonpublic information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any related prospectus includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, Subscriber agrees that (i) it will promptly discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless otherwise required by law or subpoena. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (A) to the extent Subscriber is required to retain a copy of such prospectus (x) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (y) in accordance with a bona fide pre-existing document retention policy or (B) to copies stored electronically on archival servers as a result of automatic data back-up.

d. Subscriber may deliver written notice (including via email in accordance with Section 7.l) (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by this Section 5; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 5.d) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event immediately upon its availability.

e. The Issuer shall, notwithstanding any termination of this Agreement in accordance with Section 6, indemnify, defend and hold harmless Subscriber (to the extent a seller under the Registration Statement), its directors, officers, agents, broker-dealers, and employees and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities and reasonable and documented costs (including, without limitation, reasonable and documented costs of preparation and investigation and reasonable documented attorneys’ fees of one legal counsel (and one local counsel)) and all other reasonable and documented expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue statement of a material fact contained in the Registration Statement or in any amendment or supplement thereto, or arising out of or relating to any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement of a material fact included in any prospectus included (or incorporated by reference) in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or otherwise violated the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder; provided, however, that the indemnification contained in this Section 5 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in reliance upon and in conformity with written information furnished by Subscriber expressly for inclusion in the Registration Statement, or (B) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 5.c hereof. The Issuer shall notify Subscriber reasonably promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5 of which the Issuer is aware. The Issuer shall not, without the prior written consent of Subscriber, effect any settlement of any pending proceeding in respect of which Subscriber or any other person entitled to indemnification hereunder is a party, unless such settlement includes an unconditional release of Subscriber or such other person, as applicable, from all liability on claims that are the subject matter of such proceeding. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Registrable Securities by Subscriber.

f. Subscriber shall indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, that arise out of or are based upon (i) any untrue statement of a material fact contained in any Registration Statement or in any amendment or supplement thereto or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any untrue statement of a material fact included in any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, but only to the extent, that such untrue statement or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein or a material fact that Subscriber has omitted from such information; provided, however, that the indemnification contained in this Section 5.f shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Subscriber shall notify the Issuer promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 5.f of which Subscriber is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Acquired Securities by Subscriber.

g. If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement of a material fact or omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5.g from any person who was not guilty of such fraudulent misrepresentation. Each indemnifying party’s obligation to make a contribution pursuant to this Section 5.g shall be several, not joint. In no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Acquired Securities purchased pursuant to this Agreement giving rise to such contribution obligation.

6. Termination. This Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) upon the mutual written agreement of each of the parties hereto to terminate this Agreement, (b) if any of the conditions to the Closing set forth in Section 2 of this Agreement are not satisfied at, or are not capable of being satisfied on or prior to the Closing and, as a result thereof, the transactions contemplated by this Agreement will not be or are not consummated at the Closing, (c) at the election of Subscriber or Issuer, on or after October 14, 2025, or (d) termination of the Secondary Purchase Agreement; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach; provided further that neither Subscriber or Issuer (as the case may be) shall be entitled to terminate this Agreement if its failure to perform any covenant or obligation under this Agreement has been the primary cause of, or primarily resulted in, the failure of the Closing to occur on or before October 14, 2025. In the event that this Agreement is terminated for any reason, the Issuer shall within one (1) business day following such termination, return to Subscriber (by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber) all funds deposited in escrow by Subscriber in connection with the Transaction.

7. Miscellaneous

a. Each party hereto acknowledges that the other party hereto will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the Closing, each party hereto agrees to promptly notify the other party hereto if any of the acknowledgments, understandings, agreements, representations and warranties made by such party as set forth herein are no longer accurate in all material respects.

b. Subscriber agrees that none of any affiliates or any control persons, officers, directors, employees, partners, agents or representatives of the Issuer shall be liable to Subscriber pursuant to this Agreement or the Warrant, as applicable, the negotiation hereof or thereof or the subject matter hereof or thereof, or the transactions contemplated hereby or thereby, for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Acquired Securities. On behalf of itself and its affiliates, Subscriber releases each of the entities or individuals described above in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to this Agreement or the transactions contemplated hereby.

c. As of the date hereof, the Issuer has reserved and the Issuer shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of authorized but unissued Class A Ordinary Shares for the purpose of enabling the Issuer to issue Class A Ordinary Shares pursuant to this Agreement and upon conversion of the Acquired Shares and Warrant Shares.

d. The Issuer and Subscriber are entitled to rely upon this Agreement and each is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby to the extent required by law or by regulatory bodies.

e. Notwithstanding anything to the contrary in this Agreement, prior to the Closing, Subscriber may not transfer or assign all or a portion of its rights and obligations under this Agreement, other than to one or more of its affiliates without the prior consent of the Issuer; provided, that such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, makes the representations and warranties in Section 4 and completes Schedule A hereto; provided, further, that, no assignment shall relieve the assigning party of any of its obligations hereunder. In the event of such a transfer or assignment, Subscriber shall complete the form of assignment attached as Schedule B hereto. The Issuer may not assign or transfer all or any portion of its rights or obligations under this Agreement without the consent of Subscriber.

f. The Issuer may request from Subscriber such additional information as the Issuer may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Acquired Securities and to register the Acquired Securities for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Issuer agrees to keep any such information provided by Subscriber confidential.

g. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

h. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective affiliates and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

i. If any provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

j. This Agreement may be executed in two (2) or more counterparts (including by electronic means), all of which shall be considered one and the same agreement and shall become effective when signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

k. Each party shall pay all of its own expenses in connection with this Agreement and the transactions contemplated herein.

l. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or telecopied, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) upon receipt of an appropriate electronic answerback or confirmation when so delivered by telecopy (to such number specified below or another number or numbers as such person may subsequently designate by notice given hereunder), (iii) when sent, with no mail undeliverable or other rejection notice, if sent by email or (iv) five (5) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder:

(A) if to Subscriber, to such address or addresses set forth on the signature page hereto;

(B) if to the Issuer, to:

Prestige Wealth Inc.

Office Unit 6620B, 66/F, The Center

99 Queen’s Road Central

Central, Hong Kong

with a copy (which shall not constitute notice) to:

Loeb & Loeb LLP

2206-19 Jardine House

1 Connaught Place

Central, Hong Kong

m. This Agreement, and any claim or cause of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, THE SUPREME COURT OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK SOLELY IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT AND IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED BY SUCH A NEW YORK STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 7.L OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 7.M.

n. The Issuer shall within four (4) business days of the date of the entry into this Agreement, issue one or more press releases and furnish or file with the Commission a Report of Foreign Private Issuer on Form 6-K (collectively, the “Disclosure Document”) disclosing, to the extent not previously publicly disclosed, all material terms of the transactions contemplated hereby, the Transaction and any other material, nonpublic information that the Issuer has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, Subscriber shall not be in possession of any material, nonpublic information received from the Issuer or any of its officers, directors, employees or other representatives. Notwithstanding anything in this Agreement to the contrary, the Issuer shall not publicly disclose the name of Subscriber or any of its affiliates, or include the name of Subscriber or any of its affiliates, without the prior written consent of Subscriber, (i) in any press release or (ii) in any filing with the Commission or any regulatory agency or trading market, except (A) as required by the federal securities law in connection with the Registration Statement, (B) in a press release or marketing materials of the Issuer in connection with the Transaction to the extent any such disclosure is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 7.n or (C) to the extent such disclosure is required by law, at the request of the staff of the Commission or regulatory agency or under the regulations of the Exchange or by any other governmental authority, in which case the Issuer shall provide Subscriber with prior written notice of such disclosure permitted under this subclause (iii).

o. In connection with any sale, assignment, transfer or other disposition of the Acquired Securities by Subscriber pursuant to Rule 144 or pursuant to any other exemption under the Securities Act such that the purchaser acquires freely tradable shares and upon compliance by Subscriber with the requirements of this Agreement, if requested by Subscriber by notice to the Issuer, the Issuer shall request its transfer agent to remove any restrictive legends related to the book entry account holding such shares and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within one (1) business day of any such request therefor from Subscriber, provided, that the Issuer has timely received from Subscriber a completed representation letter in customary form and such other customary representations as may be reasonably required in accordance with applicable law in connection therewith. The Issuer shall be responsible for the fees of the Issuer’s transfer agent, its legal counsel and all DTC fees associated with such legend removal.

p. This Agreement may not be amended, modified, supplemented or waived except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought; provided, that any rights (but not obligations) of a party under this Agreement may be waived, in whole or in part, by such party on its own behalf without the prior consent of any other party.

q. The parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and accordingly, that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions of this Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.n, in addition to any other remedy to which any party is entitled at law or in equity.

r.   Each party hereto intends that the Warrant shall be treated as stock for U.S. federal (and applicable state and local) income tax purposes (together, the “Intended Tax Treatment”). Each party hereto agrees to report the Warrant consistently with the Intended Tax Treatment and no party shall take any position inconsistent with the Intended Tax Treatment in the filing of any tax returns, in the course of any audit or tax review by any governmental authority relating to any tax returns, or otherwise, unless required by a “determination” within the meaning of Section 1313(a)(1) of the Code. If a governmental authority disputes or takes a position inconsistent with the Intended Tax Treatment, the party receiving notice of such dispute shall promptly notify the other parties hereto.

[Signature pages follow.]

IN WITNESS WHEREOF, each of the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first written above.

PRESTIGE WEALTH INC.:

By:
Name:
Title:

SUBSCRIBER:

Name of Subscriber:

Signature of Subscriber:

By:
Name:
Title:

Name in which securities are to be registered (if different):

Email Address: _____________________

Subscriber’s EIN: ___________________

Address:

Attn:

Telephone No:

Facsimile No:

Aggregate Number of Acquired Shares subscribed for: _______________________

Aggregate Number of Warrant subscribed for: ___________________

Aggregate Purchase Price: $ ______________________

Signature Page to Subscription Agreement

You must pay the Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

Name and Address of Beneficial Owner, if different from Subscriber:

Number of Class A Ordinary Shares, Class B Ordinary Shares and other equity securities of the Issuer currently owned by Beneficial Owner prior to this Transaction:

Any descriptions for footnotes to be disclosed in the Registration Statement relating to beneficial ownership:

Signature Page to Subscription Agreement

EXHIBIT A

Form of Warrant

(see attached)

EXHIBIT A-1

EXHIBIT B

Form of Lock-Up Agreement

(see attached)

EXHIBIT B-1

SCHEDULE A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Schedule must be completed by Subscriber and forms a part of the Subscription Agreement to which it is attached. Capitalized terms used and not otherwise defined in this Schedule have the meanings given to them in the Subscription Agreement. Subscriber must check the applicable box in either Part A or Part B below and the applicable box in Part C below.

A.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the applicable subparagraphs):

☐	Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

*** OR ***

B.	ACCREDITED INVESTOR STATUS

The undersigned represents and warrants that the undersigned is an “accredited investor” (an “Accredited Investor”) as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act of 1933, as amended (the “Securities Act”), for one or more of the reasons specified below (please check all boxes that apply):

☐	(i) A natural person whose net worth, either individually or jointly with such person’s spouse or spousal equivalent, at the time of Subscriber’s purchase, exceeds $1,000,000;

The term “net worth” means the excess of total assets over total liabilities (including personal and real property, but excluding the estimated fair market value of Subscriber’s primary home). For the purposes of calculating joint net worth with the person’s spouse or spousal equivalent, joint net worth can be the aggregate net worth of Subscriber and spouse or spousal equivalent; assets need not be held jointly to be included in the calculation. There is no requirement that securities be purchased jointly. A spousal equivalent means a cohabitant occupying a relationship generally equivalent to a spouse.

☐	(ii) A natural person who had an individual income in excess of $200,000, or joint income with Subscriber’s spouse or spousal equivalent in excess of $300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year;

In determining individual “income,” Subscriber should add to Subscriber’s individual taxable adjusted gross income (exclusive of any spousal or spousal equivalent income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

☐	(iii) A director or executive officer of the Issuer;

SCHEDULE A-1

☐	(iv) A natural person holding in good standing with one or more professional certifications or designations or other credentials from an accredited educational institution that the U.S. Securities Exchange Commission (“SEC”) has designated as qualifying an individual for accredited investor status;

The SEC has designated the General Securities Representative license (Series 7), the Private Securities Offering Representative license (Series 82) and the Licensed Investment Adviser Representative (Series 65) as the initial certifications that qualify for accredited investor status.

☐	(v) A natural person who is a “knowledgeable employee” as defined in Rule 3c-5(a)(4) under the Investment Company Act of 1940 (the “Investment Company Act”), of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in Section 3 of the Investment Company Act, but for the exclusion provided by either Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act;

☐	(vi) A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

☐	(vii) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐	(viii) An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 (the “Investment Advisers Act”) or registered pursuant to the laws of a state, or an investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act;

☐	(ix) An insurance company as defined in Section 2(13) of the Exchange Act;

☐	(x) An investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act;

☐	(xi) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐	(xii) A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

☐	(xiii) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state, or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	(xiv) An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

SCHEDULE A-2

☐	(xv) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐	(xvi) An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, business trust, partnership, or limited liability company, or any other entity not formed for the specific purpose of acquiring the Acquired Securities, with total assets in excess of $5,000,000;

☐	(xvii) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Acquired Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Issuer;

☐	(xviii) A “family office” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act with assets under management in excess of $5,000,000 that is not formed for the specific purpose of acquiring the securities offered and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	(xix) A “family client” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act, of a family office meeting the requirements set forth in (xviii) and whose prospective investment in the issuer is directed by a person from a family office that is capable of evaluating the merits and risks of the prospective investment;

☐	(xx) A “qualified institutional buyer” as defined in Rule 144A under the Securities Act;

☐	(xxi) An entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000; and/or

☐	(xxii) An entity in which all of the equity owners qualify as an accredited investor under any of the above subparagraphs.

☐	(xxiii) Subscriber does not qualify under any of the investor categories set forth in (i) through (xxi) above.

*** AND ***

C.	AFFILIATE STATUS (Please check the applicable box) SUBSCRIBER:

☐	is:

☐	is not: an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

SCHEDULE A-3

ANNEX 2(d)(vi)

Lock-up Parties

SCHEDULE A-4

SCHEDULE B

FORM OF ASSIGNMENT

This Subscription Assignment and Joinder Agreement (this “Assignment Agreement”), dated  ____, 2025, is made and entered into by and between (“Subscriber”) and (“Assignee”) and acknowledged by Prestige Wealth Inc., a Cayman Islands exempted company (the “Issuer”).

WHEREAS, the Issuer and Subscriber entered into that certain Subscription Agreement (the “Subscription Agreement”), dated October 7, 2025, pursuant to which Subscriber agreed to subscribe for and purchase from the Issuer of Class B ordinary shares of the Issuer, par value $0.000625 per share with twenty votes for each share (the “Class B Ordinary Shares”) (the “Acquired Shares”) and the warrant to purchase Class B Ordinary Shares (the “Warrant” and, together with the Acquired Shares, the “Acquired Securities”);

WHEREAS, Subscriber and Assignee are affiliated investment funds; and

WHEREAS, for administrative reasons, Subscriber desires to assign its rights to subscribe for and purchase of the Acquired Securities along with the rights and obligations set forth in the Subscription Agreement of such Acquired Securities (the “Assigned Securities”) to Assignee.

NOW, THEREFORE, pursuant to Section 7.d of the Subscription Agreement, and as further described in the table below, Subscriber hereby assigns its rights to subscribe for and purchase the Assigned Securities to Assignee and Assignee hereby (i) accepts the rights to subscribe for and purchase the Assigned Securities and agrees to be bound by and subject to the terms and conditions of the Subscription Agreement, (ii) expressly makes the representations and warranties in Section 4 of the Subscription Agreement with respect to the Assigned Securities and (iii) completed Schedule A to the Subscription Agreement and attached it hereto. Notwithstanding the foregoing, this Assignment Agreement shall not relieve Subscriber of any of its obligations under the Subscription Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Subscription Agreement.

The following assignment by Subscriber to Assignee of its rights to subscribe for and purchase all or a portion of the Acquired Securities have been made:

Date of Assignment	Subscriber	Assignee	Number of Acquired Shares and/or Warrants Assigned	Subscriber Revised Subscription Amount	Assignee Subscription Amount

[Signature Page Follows]

SCHEDULE B-1